Exhibit 10.12

GUARANTY

This GUARANTY, made effective as of June 26, 2024, is given by Damon Motors Corporation, a Delaware corporation (“Guarantor”), for the benefit of Grafiti Holding Inc., a British Columbia corporation, and its successors, transferees, and assigns (collectively “Lender”).

PURPOSE

A. Damon Motors Inc., a British Columbia corporation (“Borrower”), has issued to Lender that certain Promissory Note of even date herewith in the original principal amount of $350,000 (as amended, restated or otherwise modified, the “Note”).

B. Guarantor is a wholly-owned subsidiary of Damon Motors Inc., a British Columbia corporation (“Borrower”);

C. Guarantor will materially benefit from the credit evidenced by the Note.

D. Lender agreed to provide the financing to Borrower evidenced by the Note only upon the inducement and representation of Guarantor that Guarantor would guaranty certain indebtedness, liabilities and obligations of Borrower owed to Lender under the Note and the Security and Pledge Agreement between Borrower and Lender of even date with the Note (the “Security Agreement”, and collectively with the Note and any other documents, agreements or instruments contemplated by the Note or the Security Agreement, the “Transaction Documents”), as provided herein.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to enter into the Transaction Documents and provide the financing contemplated therein, Guarantor hereby agrees for the benefit of Lender as follows:

GUARANTY

1. Indebtedness Guaranteed. Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of the Obligations (as defined below), as and when the same (including without limitation portions thereof) become due and payable. Guarantor acknowledges that the amount of the Obligations may exceed the principal amount of the Note. Moreover, at any time after effectiveness of this Guaranty and until all of Borrower’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth in the Transaction Documents, Guarantor hereby covenants that after the date hereof it will not issue or guarantee any debt instrument or incur any debt other than trade payables in the ordinary course of business, without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole discretion; provided, however, that no consent is required in connection with the issuance of any debt instrument or guarantee to the Lender or any party that is affiliated with the Lender. Guarantor further acknowledges that the foregoing guaranty is made for the timely payment and performance of each of the Obligations and is not merely a guaranty of collection. The restrictions provided in this Section 1 shall not restrict or prohibit Guarantor’s performance of its obligations under any agreements or instrument in effect prior to the date hereof. For purposes of this Guaranty, “Obligations” means (a) all loans, advances, debts, liabilities and obligations, arising on or after the date of this Guaranty, whether documented or undocumented, owed by Borrower or Guarantor to Lender, whether created by the Note or any other Transaction Documents or arising thereafter, or any modification or amendment to any of the foregoing, and (b) all costs and expenses, including reasonable attorneys’ fees, incurred by Lender in connection with the Note or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), and the performance of the covenants and agreements of Borrower contained in the Note and the other Transaction Documents.

2. Representations and Warranties. Guarantor hereby represents and warrants to Lender that:

(a) Guarantor is a corporation, organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

(b) Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.

(c) This Guaranty constitutes Guarantor’s legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to Guarantor, (ii) violate or contravene any provision of Guarantor’s organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Guarantor is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. Guarantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on Guarantor’s part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

(f) There are no actions, suits or proceedings pending or, to Guarantor’s knowledge, threatened against or affecting Guarantor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to Guarantor, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

(g) (i) This Guaranty is not given with actual intent to hinder, delay or defraud any entity to which Guarantor is, or will become on or after the date of this Guaranty, indebted, (ii) Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty, (iii) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Guaranty to Lender, and (iv) Guarantor does not intend to incur debts that will be beyond Guarantor’s ability to pay as such debts become due.

(h) Guarantor has examined or has had the full opportunity to examine the Note and all the other Transaction Documents, all the terms of which are acceptable to Guarantor.

(i) This Guaranty is given in consideration of Lender entering into the Transaction Documents and providing financing thereunder.

(j) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Guaranty to Lender.

(k) Guarantor has received adequate consideration and at least a reasonably equivalent value in exchange for the giving of this Guaranty, which Guarantor hereby acknowledges having received, and thereby will materially benefit from the financial accommodations granted to Borrower by Lender pursuant to the Transaction Documents. Lender may rely conclusively on the continuing warranty, hereby made, that Guarantor continues to be benefitted by Lender’s extension of credit accommodations to Borrower and Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits. As such, this Guaranty is a valid and binding obligation of Guarantor. Guarantor further covenants and agrees that it will not use lack of consideration as a defense to its performance of its obligations under this Guaranty. Lender may rely conclusively on the continuing warranty, hereby made, that Guarantor continues to be benefitted by Lender’s extension of accommodations to Borrower and Guarantor, and Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.

3. Alteration of Obligations. In such manner, upon such terms and at such times as Lender and Borrower deem best and without notice to Guarantor, Lender and Borrower may alter, compromise, accelerate, extend, renew or change the time or manner for the payment of any Obligation, increase or reduce the rate of interest on the Note, release Borrower, as to all or any portion of the Obligations, release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security therefor, or release or subordinate any security therefor. No exercise or non-exercise by Lender of any right available to Lender, no dealing by Lender with Guarantor or any other guarantor, endorser of the Note or any other person, and no change, impairment or release of all or a portion of the obligations of Borrower under any of the Transaction Documents or suspension of any right or remedy of Lender against any person, including, without limitation, Borrower and any other such guarantor, endorser or other person, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against Lender. Guarantor acknowledges that its obligations hereunder are independent of the obligations of Borrower.

4. Waiver. To the extent permitted by applicable law, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies, including (without limitation) (a) any right to require Lender to proceed against Borrower or any other person or to pursue any other remedy in Lender’s power before proceeding against Guarantor; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (c) demand, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness, liability or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or liability or evidence of indebtedness held by Lender as collateral or in connection with any Obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender which may destroy or otherwise impair the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Obligation; (g) any defense arising because of Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code; (h) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by Guarantor hereunder, including, without limitation, any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise; and (j) any obligation of Lender to pursue any other guarantor or any other person, or to foreclose on any collateral.

5. Bankruptcy. So long as any Obligation shall be owing to Lender, Guarantor shall not, without the prior written consent of Lender, commence, or join with any other person in commencing, any bankruptcy, reorganization, or insolvency proceeding against Borrower. The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower, or by any defense which Borrower may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

6. Claims in Bankruptcy. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law all claims that Guarantor may have against Borrower relating to any indebtedness, liability or obligation of Borrower owed to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or Lender’s nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action that a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor’s obligations hereunder shall not be deemed satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If at any time any holder of the Note is required to refund to Borrower any payments made by Borrower under the Note because such payments have been held by a bankruptcy court having jurisdiction over Borrower to constitute a preference under any bankruptcy, insolvency or similar law then in effect, or for any other reason, then in addition to Guarantor’s other obligation under this Guaranty, Guarantor shall reimburse the holder in the aggregate amount of such refund payments.

7. Costs and Attorneys’ Fees. If Borrower or Guarantor fails to pay all or any portion of any Obligation, or Guarantor otherwise breaches any provision hereof or otherwise defaults hereunder, Guarantor shall pay all such expenses and actual attorneys’ fees incurred by Lender in connection with the enforcement of any obligations of Guarantor hereunder, including, without limitation, any attorneys’ fees incurred in any negotiation, alternative dispute resolution proceeding subsequently agreed to by the parties, if any, litigation, or bankruptcy proceeding or any appeals from any of such proceedings.

8. Cumulative Rights. The amount of Guarantor’s liability and all rights, powers and remedies of Lender hereunder and under any other agreement now or at any time hereafter in force between Lender and Guarantor, including, without limitation, any other guaranty executed by Guarantor relating to any indebtedness, liability or obligation of Borrower owed to Lender, shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness, liability or obligation of Borrower owed to Lender.

9. Independent Obligations. The obligations of Guarantor hereunder are independent of the obligations of Borrower and, to the extent permitted by law, in the event of any breach or default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender may maintain successive actions for other breaches or defaults. Lender’s rights hereunder shall not be exhausted by Lender’s exercise of any of Lender’s rights or remedies or by any such action or by any number of successive actions until and unless all Obligations have been paid and fully performed.

10. Severability. If any part of this Guaranty is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Guaranty shall remain in full force and effect.

11. Successors and Assigns. This Guaranty shall inure to the benefit of Lender, Lender’s successors and assigns, including the assignees of any Obligation, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of Guarantor. This Guaranty may be assigned by Lender with respect to all or any portion of the Obligations, and when so assigned, Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting the liability of Guarantor hereunder with respect to any Obligations retained by Lender.

12. Notices. Whenever Guarantor or Lender shall desire to give or serve any notice, demand, request or other communication with respect to this Guaranty, each such notice shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by confirmed facsimile,

(b) the fifth business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the address for such party (or the Borrower, in respect of notices delivered to the Guarantor) set forth in the Note (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto).

13. Application of Payments or Recoveries. With or without notice to Guarantor, Lender, in Lender’s sole discretion and at any time and from time to time and in such manner and upon such terms as Lender deems fit, may (a) apply any or all payments or recoveries from Borrower or from any other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as Lender may determine, to any indebtedness, liability or obligation of Borrower owed to Lender, whether or not such indebtedness, liability or obligation is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Borrower any payment received by Lender in connection with any Obligation and payment of the amount refunded shall be fully guaranteed hereby.

14. Setoff. Lender shall have a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with, Lender (if any), whether held in a general or special account or deposit, or for safekeeping or otherwise. Such right is in addition to any right of setoff Lender may have by law. All rights of setoff may be exercised without notice or demand to Guarantor. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff, or by any delay in doing so. Every right of setoff shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

15. Miscellaneous.

15.1 Governing Law and Venue. This Guaranty shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Guarantor consents to and expressly agrees that exclusive venue for any litigation arising out of or relating to this Guaranty or the relationship of the parties or their affiliates shall be in the state or federal courts located in the City of San Francisco, California. For any litigation arising in connection with this Guaranty, Guarantor hereby (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in the City of San Francisco, California, (b) expressly submits to the exclusive venue of any such court for the purposes hereof, and (c) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper.

15.2 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.3 Entire Agreement. Except as provided in any other written agreement now or at any time hereafter in force between Lender and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein.

15.4 Construction. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word “person” as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever. The headings of this Guaranty are inserted for convenience only and shall have no effect upon the construction or interpretation hereof.

15.5 Waiver. No provision of this Guaranty or right granted to Lender hereunder can be waived in whole or in part nor can Guarantor be released from Guarantor’s obligations hereunder except by a writing duly executed by an authorized officer of Lender.

15.6 No Subrogation. Until all indebtedness, liabilities and obligations of Borrower owed to Lender have been paid in full, Guarantor shall not have any right of subrogation.

15.7 Survival. All representations and warranties contained in this Guaranty shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations.

15.8 Joint and Several Liability. Guarantor’s covenants, obligations and agreements set forth herein are joint and several liabilities and obligations of Guarantor together with every other guarantor of the Obligations, if any.

15.9 Usury. If any provision of this Guaranty would oblige Guarantor to make any payment of interest or other amount payable to Lender in an amount or calculated at a rate which would be prohibited by law, then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (i) first, by reducing the amount or rate of interest; and (ii) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid which would be prohibited by applicable law.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty to be effective as of the date first set forth above.

Damon Motors Corporation

By:	/s/ Damon Jay Giraud
Damon Jay Giraud

[Signature Page to Guaranty]